UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

MICROSEMI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 Morse Avenue, Irvine, California		92614
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(949) 221-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Adoption of Amended and Restated Directors’ Compensation Policy

On September 27, 2007, the Board of Directors of Microsemi Corporation (the “Company”) approved and adopted an amended and restated Directors’ Compensation Policy (as amended, the “Directors’ Compensation Policy”). The Directors’ Compensation Policy was amended and restated, effective as of September 27, 2007, to provide for the annual grant on the first business day our fiscal year, of a Restricted Stock Award under the Microsemi Corporation 1987 Stock Plan, as amended, comprising of 7,000 fully vested shares of the Company’s Common Stock, par value $0.20 per shares (“Common Stock”), to each of our existing non-employee members of our Board of Directors. The Directors’ Compensation Policy is filed herewith as Exhibit 10.111.2 and is incorporated herein by reference.

Restricted Stock Awards to Non-Employee Directors

Pursuant to the Directors’ Compensation Policy, annual grants were made to non-employee members of our Board of Directors, effective as of October 1, 2007, of Restricted Stock Awards comprised of shares of the Company’s Common Stock, under the Microsemi Corporation 1987 Stock Plan, as amended. The Microsemi Corporation 1987 Stock Plan, as amended, is incorporated herein by reference to Exhibits 10.13, 10.13.1 and 10.13.2.

The grants made to each of the non-employee members of our Board of Directors were as follows:

Restricted Stock Awards to Non-Employee Directors

Name	Title	Restricted Shares

Dennis R. Leibel	Chairman of the Board & Director	7,000
Thomas R. Anderson	Director	7,000
William L. Healey	Director	7,000
William E. Bendush	Director	7,000
Paul F. Folino	Director	7,000
Matthew E. Massengill	Director	7,000

Total Grants to Non-Employee Directors		42,000

These Restricted Stock Awards are subject to the terms and conditions contained in the Company’s Form of Notice of Restricted Stock Award and Non-Employee Restricted Stock Agreement filed herewith as Exhibit 10.115 and incorporated herein by this reference. The Restricted Stock Awards are comprised of fully vested shares of our Common Stock.

On October 1, 2007, the closing sale price of a share of the Common Stock as reported by the Nasdaq Stock Market was $28.50. The preceding price information is given solely for purposes of this Current Report and is not necessarily reflective of the values per share that shall be used for measuring these Restricted Stock Awards under Generally Accepted Accounting Principles and the U.S. Internal Revenue Code, respectively.

Restricted Stock Awards to Certain of Our Executive Officers

Annual grants were also made to certain of our executive officers, effective October 1, 2007, of Restricted Stock Awards under the Microsemi Corporation 1987 Stock Plan, as amended.

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The grants made to our chief executive officer and each of the other named executive officers were as follows:

Restricted Stock Awards to Executive Officers

Name	Title	Restricted Shares

James J. Peterson	President, Chief Executive Officer and Director	175,000	(1)
David Sonksen	Executive Vice President, Chief Financial Officer and Secretary	16,667	(2)
John Hohener	Vice President of Finance, Treasurer and Chief Accounting Officer	50,000	(3)
Steven Litchfield	Executive Vice President and President – Analog Mixed Signal	33,334	(3)
James Gentile	Senior Vice President of Worldwide Sales	20,000	(3)
John M. Holtrust	Senior Vice President of Human Resources	23,334	(3)

Total Grants to Executive Officers		318,335

(1)          Restrictions lapse in three annual installments of 50,000 shares, 50,000 shares and 75,000, respectively, on the first, second and third anniversaries of October 1, 2007.

(2)          Restrictions lapse in two nearly equal annual installments on first and second anniversaries of October 1, 2007.

(3)          Restrictions lapse in three nearly equal annual installments on the first, second and third anniversaries of October 1, 2007.

These Restricted Stock Awards are subject to the terms and conditions contained in the Company’s Form of Notice of Restricted Stock Award and Employee Restricted Stock Agreement filed herewith as Exhibit 10.116 and incorporated herein by this reference. The Restricted Stock Awards are comprised of shares of Common Stock that are issued to the officers, shall be held in the names of the respective officers and can be voted by the respective officers; but the shares are non-transferrable and are subject to forfeiture in the event of termination of the officer’s employment. These restrictions shall lapse fully as to all of the shares pursuant to the applicable vesting schedules indicated in the footnotes to the table above, if the officer’s continuous service to the Company shall not have previously terminated. Also, in the event in the event termination of employment results from the officer’s death, these restrictions shall immediately lapse.

On October 1, 2007, the closing sale price of a share of the Common Stock as reported by the Nasdaq Stock Market was $28.50. The preceding price information is given solely for purposes of this Current Report and is not necessarily reflective of the values per share that shall be used for measuring these Restricted Stock Awards under Generally Accepted Accounting Principles and the U.S. Internal Revenue Code, respectively.

Establishment of Chief Executive Officer’s 2008 Salary and Bonus Participation Level

On September 27, 2007, the Company’s Compensation Committee approved an increase in the annualized base salary paid to James J. Peterson, the Company’s President and Chief Executive Officer, from $575,000 to $600,000, effective as of October 1, 2007 and for the ensuing fiscal year 2008. The Compensation Committee also approved a Target Participation Level of 100% for Mr. Peterson under the Microsemi Corporation Executive Cash Bonus Plan for the fiscal year 2008 Performance Period, which results in a corresponding Target Bonus for Mr. Peterson of $600,000 for our 2008 fiscal year. Executives may earn less or more than the Target Bonus. The terms and conditions of the Microsemi Corporation Executive Cash Bonus Plan for the fiscal year 2008 have not otherwise been established.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.13	Microsemi Corporation 1987 Stock Plan, as amended (“1987 Plan”). (1)*

10.13.1	Automatic Adjustments of 1987 Plan for February 2004 Stock Split. (2)*

10.13.2	Automatic Annual Additions to the 1987 Plan 2005 – 2007. (3)*

10.111.2	Directors’ Compensation Policy from and after September 27, 2007, filed herewith.*

10.115	Form of Notice of Restricted Stock Award and Non-Employee Restricted Stock Agreement, filed herewith.*

10.116	Form of Notice of Restricted Stock Award and Employee Restricted Stock Agreement, filed herewith.*

*                                         Indicates a management compensatory plan or arrangement.

(1)                                  Incorporated by reference to the like-numbered exhibit to the Form 10-K filed by the Registrant with the SEC on December 24, 2001.

(2)                                  Incorporated by reference to the like-numbered exhibit to the Form 8-K filed by the Registrant with the SEC on September 24, 2004.

(3)                                  Incorporated by reference to the like-numbered exhibit to the Form 8-K filed by the Registrant with the SEC on April 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROSEMI CORPORATION
(Registrant)
Date: October 3, 2007

/s/ DAVID R. SONKSEN
Chief Financial Officer, Executive
Vice President and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.13	Microsemi Corporation 1987 Stock Plan, as amended (“1987 Plan”). (1)*

10.13.1	Automatic Adjustments of 1987 Plan for February 2004 Stock Split. (2)*

10.13.2	Automatic Annual Additions to the 1987 Plan 2005 – 2007. (3)*

10.111.2	Directors’ Compensation Policy from and after October 1, 2007, filed herewith.*

10.115	Form of Notice of Restricted Stock Award and Non-Employee Restricted Stock Agreement, filed herewith.*

10.116	Form of Notice of Restricted Stock Award and Employee Restricted Stock Agreement, filed herewith.*

*                                         Indicates a management compensatory plan or arrangement.

(1)                                  Incorporated by reference to the like-numbered exhibit to the Form 10-K filed by the Registrant with the SEC on December 24, 2001.

(2)                                  Incorporated by reference to the like-numbered exhibit to the Form 8-K filed by the Registrant with the SEC on September 24, 2004.

(3)                                  Incorporated by reference to the like-numbered exhibit to the Form 8-K filed by the Registrant with the SEC on April 4, 2007.